SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 27, 2008

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-1379006	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Wood Street, Suite 205
West Haven, Connecticut	06516
(Address of Principal Executive Offices)	(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 22, 2008, the Registrant consummated subscriptions with certain investors pursuant to which the Registrant sold 3,286,000 shares (the "Shares") of its common stock, par value $0.001 per share (the "Common Stock") and warrants (the "Warrants") to purchase 1,643,000 shares of Common Stock at an exercise price of $2.00 per share for an aggregate purchase price of $3,286,000.  The Warrants may be exercised at any time and expire in three years.

Also on August 22, 2008, the Registrant consummated subscriptions with certain of its Warrantholders whereby the Registrant offered all the holders of its $2.50 Warrants the option of exercising the warrants at the exercise price of $1.00 per share of Common Stock, of which warrants to purchase 50,000 shares of Common Stock for an aggregate exercise price of $50,000 were exercised.  Concurrently, the Registrant consummated subscriptions with certain other of its Warrantholders whereby the Registrant offered all the holders of its $1.00 Warrants the option of exercising the warrants at the exercise price of $0.75 per share of Common Stock, of which warrants to purchase 75,000 shares of Common Stock for an aggregate exercise price of $56,250 were exercised.

Item 3.02	Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder. The agreements executed in connection with this sale contain representations to support the Registrant’s reasonable belief that the Investor had access to information concerning the Registrant’s operations and financial condition, the Investor acquired the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investor are sophisticated within the meaning of Section 4(2) of the Securities Act and are “accredited investors” (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Registrant made no solicitation in connection with the sale other than communications with the Investor; the Registrant obtained representations from the Investor regarding their investment intent, experience and sophistication; and the Investor either received or had access to adequate information about the Registrant in order to make an informed investment decision.

At the time of their issuance, the securities will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities shall bear legends to that effect.  The securities may not be resold or offered in the United States without registration or an exemption from registration.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit #	Description
10.1	Form of Subscription Agreement.
10.2	Form of Common Stock Purchase Warrant.
10.3	Form of Subscription Agreement to Exercise $2.50 Warrants
10.4	Form of Subscription Agreement to Exercise $1.00 Warrants

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: August 27, 2008	By:	/s/ Dr. Eugene Seymour
Dr. Eugene Seymour
Chief Executive Officer

Exhibit Index

Exhibit #	Description
10.1	Form of Subscription Agreement.
10.2	Form of Common Stock Purchase Warrant dated September 21, 2007.
10.3	Form of Subscription Agreement to Exercise $2.50 Warrants
10.4	Form of Subscription Agreement to Exercise $1.00 Warrants